SECURITIES AND EXCHANGE COMMISSION


                                 Washington D.C.

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 August 5, 2004
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                Date of Report (Date of earliest event reported)
                     COMMUNICATION INTELLIGENCE CORPORATION
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             (Exact name of registrant as specified in its charter)
                                    Delaware
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                 (State or other jurisdiction of incorporation)

               0-19301                                  94-2790442
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  (Commission file number)                 (IRS employer identificationnumber)

            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
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                    (Address of principal executive offices)

                                 (650) 802-7888
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              (Registrant's telephone number, including area code)
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ITEM 5. Other Events.


Communication Intelligence Corporation (the "Company") incorporates herein by reference the matters set forth in the Company's press release dated August 9, 2004 (the "Press Release"), Attached as Exhibit 99.1 hereto. The Press Release announces the payment of the $3 million note due August 18, 2004, and the signing of a $3.5 million promissory note dated August 4, 2004 with Cornell Capital Partners LP.

EXHIBITS


99.1 Press release of the Company dated August 9, 2004.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 9, 2004

                     COMMUNICATION INTELLIGENCE CORPORATION

                                  (Registrant)


By:  /s/ Frank Dane
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    Frank Dane
    Chief Financial Officer



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                                  EXHIBIT INDEX
Exhibit No.     Subject Matter                                     Page No.
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   99.1       Press release of the Company dated August 9, 2004        4







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